Exhibit 99.1

2000 Westchester Avenue, Purchase, New York 10577 • (914) 701-8000 FOR IMMEDIATE RELEASE
Contacts:	Investors – InvestorRelations@atlasair.com Media – CorpCommunications@atlasair.com

Atlas Air Worldwide Shareholders Approve Proposed Acquisition by Investor Group
Led by Apollo, Together with J.F. Lehman & Company and Hill City Capital

Transaction Expected to Close in the First Quarter of 2023

Purchase, N.Y., November 29, 2022 – Atlas Air Worldwide (Nasdaq: AAWW) (“Atlas” or the “Company”), a leading global provider of outsourced aircraft and aviation operating services, today announced that its shareholders voted to approve the Company’s pending acquisition by an investor group led by funds managed by affiliates of Apollo Global Management, Inc. (“Apollo”, NYSE:APO), together with investment affiliates of J.F. Lehman & Company (“J.F. Lehman”) and Hill City Capital (“Hill City”) at its special meeting of shareholders held earlier today.

“We are pleased to receive overwhelming support from Atlas Air Worldwide shareholders, who recognize this transaction provides compelling value to them while giving us the opportunity to execute our strategic plan,” said John Dietrich, President and Chief Executive Officer of Atlas Air Worldwide. “This is another step forward to completing the transaction as we advance our leadership in airfreight and deliver high-quality services to our customers around the world.”

As announced previously, the transaction was unanimously approved by the Atlas Board of Directors, which recommended that Atlas shareholders approve the transaction. Approximately 99.3% of the votes cast were voted in favor of the adoption of the merger agreement, which represented approximately 80.9% of the outstanding shares of Company common stock. The final voting results will be set forth in a Form 8-K filed by Atlas with the U.S. Securities and Exchange Commission.

The Company expects to complete the transaction in the first quarter of 2023, subject to customary closing conditions and receipt of regulatory approvals. Upon closing, Atlas Air Worldwide will become a privately held company and shares of Atlas Air Worldwide common stock will no longer be listed on the Nasdaq stock exchange.

About Atlas Air Worldwide
Atlas Air Worldwide is a leading global provider of outsourced aircraft and aviation operating services. It is the parent company of Atlas Air, Inc. and Titan Aviation Holdings, Inc., and is the majority shareholder of Polar Air Cargo Worldwide, Inc. Our companies operate the world’s largest fleet of 747 freighter aircraft and provide customers the broadest array of Boeing 747, 777, 767 and 737 aircraft for domestic, regional and international cargo and passenger operations.

About Apollo
Apollo is a global, high-growth alternative asset manager. In the asset management business, Apollo seeks to provide its clients excess return at every point along the risk-reward spectrum from investment grade to private equity with a focus on three business strategies: yield, hybrid, and equity. For more than three decades, Apollo’s investing expertise across its fully integrated platform has served the financial return needs of its clients and provided businesses with innovative capital solutions for growth. Through Athene, Apollo’s retirement services business, it specializes in helping clients achieve financial security by providing a suite of retirement savings products and acting as a solutions provider to institutions. Apollo’s patient, creative, and knowledgeable approach to investing aligns its clients, businesses it invests in, its team members, and the communities it impacts, to expand opportunity and achieve positive outcomes. As of September 30, 2022, Apollo had approximately $523 billion of assets under management. To learn more, please visit www.apollo.com.

About J.F. Lehman & Company
J.F. Lehman & Company is a private equity investment firm focused on the aerospace, defense, maritime and environmental sectors. This investment strategy reflects the firm’s deep experience in and commitment to these sectors since the firm’s founding three decades ago. Headquartered in New York, NY, the firm currently has approximately $3 billion of assets under management. To learn more, please visit www.jflpartners.com.

About Hill City Capital
Hill City Capital is an investment firm led by Chief Investment Officer Chip Frazier. With investment research focused primarily in Industrial, Aerospace and Transportation, Hill City’s investment strategy is characterized by a long-duration investment horizon, a rigorous fundamental investment process and active engagement with management. Hill City Capital was founded in 2019, with its principal place of business is Boston, MA.

Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to AAWW, Parent and the acquisition of AAWW by Parent that are subject to risks, uncertainties and other factors. AAWW intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Those statements are based on management’s beliefs, plans, expectations and assumptions, and on information currently available to management. Generally, the words “will,” “may,” “should,” “could,” “would,” “expect,” “anticipate,” “intend,” “plan,” “continue,” “believe,” “seek,” “project,” “estimate,” and similar expressions used in this communication that do not relate to historical facts are intended to identify forward-looking statements.

Such forward-looking statements speak only as of the date of this communication. They are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of AAWW and its subsidiaries that may cause the actual results of AAWW or its subsidiaries to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the risk that the proposed Merger may not be completed in a timely manner or at all; the possibility that any or all of the various conditions to the consummation of the proposed Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); the possibility that competing offers or acquisition proposals for AAWW will be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require AAWW to pay a termination fee; the effect of the announcement, pendency of the proposed Merger on AAWW’s ability to attract, motivate or retain key executives, pilots and associates, its ability to maintain relationships with its customers, including Amazon.com, Inc., vendors, service providers and others with whom it does business, or its operating results and business generally; risks related to the proposed Merger diverting management’s attention from AAWW’s ongoing business operations; the risk of shareholder litigation in connection with the proposed Merger, including resulting expense or delay; and (i) any other risks discussed in AAWW’s annual report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”) and AAWW’s subsequent quarterly reports on Form 10-Q (the “Quarterly Reports”) filed by AAWW with the SEC, and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Reports and (ii) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Other factors and assumptions not identified above may also affect the forward-looking statements, and these other factors and assumptions may also cause actual results to differ materially from those discussed.
AAWW assumes no obligation to update such statements contained in this communication to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law and expressly disclaims any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.

Contacts

Atlas Air Worldwide
Eric Camadeco
Director, Investor Relations
InvestorRelations@atlasair.com

Dan Scorpio
Abernathy MacGregor for Atlas Air Worldwide
(646) 899-8118
dps@abmac.com

Apollo on behalf of the investor group

Joanna Rose
Global Head of Corporate Communications
Apollo Global Management, Inc.
(212) 822-0491
Communications@apollo.com

For investor inquiries regarding Apollo, please contact:
Noah Gunn
Global Head of Investor Relations
Apollo Global Management, Inc.
(212) 822-0540
IR@apollo.com

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